                METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA

                 METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT FIVE

                       SUPPLEMENT DATED NOVEMBER 20, 2002

                                     TO THE

                          PROSPECTUS DATED MAY 1, 2002

                                       FOR

                          THE VARIABLE ANNUITY CONTRACT


The following paragraph is added to the section entitled "Guaranteed Minimum Income Benefit- Living Benefit - Terminating the Living Benefit Rider."

MetLife Investors Insurance Company of California currently waives the contractual requirement that terminates the Living Benefit Rider in the event of the death of the owner in circumstances where the spouse of the owner elects to continue the contract (See "General Death Benefit Provisions"). In such event the spouse may elect to continue the Living Benefit Rider. This waiver is permanent for contracts issued before notice of the termination of the waiver.